HAMPSHIRE GROUP, LIMITED
                             1992 STOCK OPTION PLAN
                              AMENDED AND RESTATED
                             EFFECTIVE JUNE 7, 1995

                                    ARTICLE I
                                     Purpose

     This 1992 Stock Option Plan, as amended and restated effective June 7, 1995 (the "Plan") is intended as an incentive to improve the performance and encourage the continued employment of eligible employees of Hampshire Group, Limited (the "Company") participating in the Plan, by means of increasing their proprietary interest in the Company's long-term success through stock ownership and by affording them the opportunity for additional compensation related to the value of the Company's stock.

     The word "Company", when used in the Plan with reference to employment, shall include subsidiaries of the Company. The word "subsidiary", when used in the Plan, shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code").

     It is intended that certain options granted under the Plan will qualify as "incentive stock options" under Section 422 of the Code.

                                   ARTICLE II
                                 Administration

     The Plan shall be administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") from among its members and shall consist of not less than two members thereof who are (and shall remain Committee members only so long as they remain) "disinterested persons" as defined in Rule l6b-3 under the Securities Exchange Act of 1934 (the "Exchange Act")

     Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine which of the eligible employees of the Company and its subsidiaries shall be granted options; (b) to authorize the granting of both incentive stock options and non-qualified stock options; (c) to determine the times when options shall be granted and the number of shares to be subject to options; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE V; (e) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (f) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical and may contain such terms as the Committee may deem appropriate to carry out the purposes of the Plan) ; (g) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (h) to construe and interpret the Plan, the rules and regulations and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                   ARTICLE III
                                      Stock

     The stock to be subject to options granted under the Plan shall be shares of authorized but unissued Common Stock of the Company or previously issued shares of Common Stock reacquired by the Company and held in its treasury (the "Stock") Under the Plan, the total number of shares of Stock which may be purchased pursuant to options granted hereunder shall not exceed, in the
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aggregate,  750,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE X hereof. Under the Plan, Options for no more than 50,000 shares of Stock may be granted to any individual employee during any calendar that the Plan is in effect, except as such number shall be adjusted in accordance with the provisions of ARTICLE X hereof.

     The number of shares of Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options. In the event that any outstanding option under the Plan for any reason expires, is terminated, or is canceled prior to the end of the period during which options may be granted, the shares of Stock called for by the unexercised portion of such option may again be subject to an option under the Plan.

                                   ARTICLE IV
                           Eligibility of Participants

     Subject to ARTICLE VII, officers and other key employees of the Company or of its subsidiaries (excluding any person who is a member of the Committee) shall be eligible to participate in the Plan.

                                    ARTICLE V
                                  Option Price

     Subject to ARTICLE VII, the option price of each option granted under the Plan shall be determined by the Committee; provided, however, that in the case of each incentive stock option granted under the Plan, the option price shall be not less than the fair market value of the Stock at the time the option was granted. In no event shall the option price of any option be less than the par value per share of Stock on the date an option is granted.

     If the Company's Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") the fair market value shall be deemed to be the mean between the last quoted bid and asked prices on NASDAQ on the date immediately preceding the date on which the option is granted, or if not quoted on that day, then on the last preceding date on which such stock is quoted. If the Company's Common Stock is listed on one or more national securities exchanges, the fair market value shall be deemed to be the mean between the highest and lowest sale prices reported on the principal national securities exchange on which such stock is listed and traded on the date immediately preceding the date on which the option is granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Company's Common Stock is not quoted on NASDAQ or listed on an exchange, or representative quotes are not otherwise available, the fair market value of the Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                                   ARTICLE VI
                          Exercise and Terms of Options

     The Committee shall determine the dates after which options may be exercised, in whole or in part. If an option is exercisable in installments, installments or portions thereof which are exercisable and not exercised shall remain exercisable.

     Any other provision of the Plan notwithstanding and subject to ARTICLE VII,
(i) no option which is not an incentive stock option shall be exercised after the date ten years and one month from the date of grant of such option, and no option which is an incentive stock option shall be exercised after the date which is ten years from the date of grant of such option (in each case, a "Termination Date") , and (ii) in the event the Company files a registration statement under the Securities Act of 1933 (the "Securities Act") for the
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initial public  offering of its equity  securities,  no option granted under the
Plan shall be exercisable during the 180-day period (or such longer period required by the underwriter of such initial public offering) immediately following the effective date of such registration statement.

     Stock options granted hereunder to employees may provide that if, prior to the Termination Date, an optionee shall cease to be employed by the Company or a subsidiary thereof (otherwise than by reason of death or disability within the meaning of Section 22(e) (3) of the Code), the option will remain exercisable for a period not extending beyond three months after the date of cessation of employment to the extent it was exercisable at the time of cessation of employment. If, prior to the Termination Date, an optionee shall cease to be employed by the Company or any subsidiary thereof by reason of a disability within the meaning of Section 22(e) (3) of the Code, options granted hereunder may provide that they will remain exercisable for a period not extending beyond one year after the date of cessation of employment to the extent exercisable at the time of cessation of employment. In no event, however, shall an option be exercisable after the Termination Date. In the event of the death of an optionee prior to the Termination Date while employed by the Company or a subsidiary thereof or while entitled to exercise an option pursuant to the preceding two sentences, options granted hereunder may provide that they will remain exercisable at any time prior to the Termination Date, but in no event later than one year from the date of death, by the person or persons to whom the optionee's rights under the option would pass by will or the applicable laws of descent and distribution to the extent that the optionee was entitled to exercise it on the date of death. Notwithstanding the foregoing provisions of this paragraph, stock options granted hereunder shall provide that no option shall be exercisable after the optionee's cessation of employment, unless at the time of exercise the Certificate of Incorporation or the By-laws of the Company do not limit ownership of Common Stock of the Company to selected persons, including employees of the Company.

                                   ARTICLE VII
          Special Provisions Applicable to Incentive Stock Options Only

     Notwithstanding anything contained in the Plan to the contrary, to the extent the aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which incentive stock options may be exercisable for the first time by an optionee during any calendar year (under this Plan and any other stock option plan of the Company and any parent or subsidiary thereof) exceeds $100,000, such options shall not be treated as incentive stock options.

     No incentive stock option may be granted to an individual who, at the time the option is granted, owns directly, or indirectly within the meaning of Sections 422(b) (6) and 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (i) has an option price of at least 110 percent of the fair market value of the Stock on the date of the grant of such option; and (ii) such option cannot be exercised more than five years after the date it is granted.
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     If Stock acquired by an employee through the exercise of an incentive stock option granted under the Plan is disposed of within two years following the date of grant or one year following the acquisition of such Stock by the employee (a "disqualifying disposition"), the holder of such Stock shall, immediately prior to such disqualifying disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

                                  ARTICLE VIII
                               Payment for Shares

     Payment for shares of Stock acquired pursuant to an option granted hereunder shall be made in full, upon exercise of the option, by certified or bank cashier's check payable to the order of the Company, by the surrender to the Company of shares of its Common Stock or by any combination thereof. The form of payment shall be at the election of the optionee. The Company in its discretion, and subject to any reasonable procedures required by its registrars and transfer agents, may credit or apply shares of Common Stock held by the optionee and identified to the Company toward payment of the applicable option exercise price without actual surrender of the certificate representing such shares and may cause to be issued to the optionee certificates for shares representing the balance of the shares to be issued upon exercise of the option. The Company may, in its discretion, require that an optionee pay to the Company, at the time of exercise, such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state, or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

                                   ARTICLE IX
           Restrictions on Options and Stock Acquired Through Options

     No option shall be transferable, except by will or the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by the optionee.

     No options shall be granted under the Plan, and no shares of Stock shall be issued and delivered upon the exercise of options granted under the Plan, unless and until any applicable Federal or state registration, listing and/or qualification requirements and any other requirements of law or of any regulatory agencies having jurisdiction shall have been fully complied with.

     No share of Stock acquired by an employee through the exercise of an option granted under the Plan may be sold or transferred (other than by will or the laws of descent and distribution) by the employee prior to an initial public offering of Stock by the Company.

     The Committee in its discretion may, as a condition to the exercise of any option granted under the Plan, require an employee to whom options have been granted under the Plan (i) to represent in writing that the shares of Stock received upon exercise of an option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed necessary by counsel to the Company Stock certificates representing unregistered shares of Stock acquired upon the exercise of options shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED ADDITIONALLY, PURSUANT TO THE PROVISIONS OF THE HAMPSHIRE GROUP, LTD. 1992 STOCK OPTION PLAN, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO AN INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF HAMPSHIRE GROUP, LTD."

                                    ARTICLE X
                  Adjustment for Recapitalization, Merger, Etc.

     The aggregate number of shares of Stock which may be purchased or acquired pursuant to options granted hereunder, the maximum number of shares of Stock for which options may be granted to any individual employee during any calendar year, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock effected without receipt of consideration by the Company. Any adjustment shall be conclusively determined by the Committee.

     If the Company shall be the surviving corporation in any merger or reorganization or other business combination, any option granted hereunder shall cover the securities or other property to which a holder of the number of shares of Stock covered by the unexercised portion of the option would have been entitled pursuant to the terms of the merger. Upon any merger or reorganization or other business combination in which the Company shall not be the surviving corporation, or a dissolution or liquidation of the Company, or a sale of all or substantially all of its assets, the Company shall pay to each optionee in cash, in exchange for the cancellation of any outstanding options of the optionee hereunder, an amount equal to the difference between the fair market value (on the date of the applicable corporate transaction) of the Stock subject to the unexercised portion of the option and the exercise price of such portion of the option. Notwithstanding the foregoing, in the event of such merger or other business combination or a sale of all or substantially all of the Company's assets, the surviving or resulting corporation, as the case may be, or any parent or acquiring corporation thereof may grant substitute options to purchase its shares on such terms and conditions, both as to the number of shares and otherwise, which shall substantially preserve, in the good faith judgment of the Committee, the rights and benefits of any option then outstanding hereunder.

     Stock option agreements under the Plan may provide that upon stockholder approval of a merger, reorganization or other business combination, whether or not the Company is the surviving corporation, or a dissolution or liquidation of the Company or a sale of all or substantially all of its assets, all unmatured installments of the stock option shall vest and become immediately exercisable in full.

     The foregoing adjustments and the manner of application of the foregoing provisions including the issuance of any substitute options, shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option. ARTICLE XI No Obligation to Exercise Option

     Granting of an option shall impose no obligation on the recipient to exercise such option.

                                   ARTICLE XII
                                 Use of Proceeds

     The proceeds received front the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIII
                             Rights as a Stockholder

     An optionee or a transferee of an option shall have no rights as a stockholder with respect to any share covered by his option until such person shall have become the holder of record of such share, and such person shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof, except as otherwise provided in
ARTICLE X.

                                   ARTICLE XIV
                                Employment Rights

     Nothing in the Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate the optionee's employment at any time.

                                   ARTICLE XV
                             Compliance with the Law

     The Company is relieved from any liability for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of Stock subject to options under the Plan which results from the inability of the Company to obtain, or any delay in obtaining, from any regulatory body having jurisdiction all requisite authority to issue or transfer any such shares if counsel for the Company deems such authority necessary for lawful issuance or transfer thereof. Appropriate legends in addition to that described in ARTICLE IX may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect any transfer restrictions.

                                   ARTICLE XVI
                             Cancellation of Options

     The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

                                  ARTICLE XVII
                     Effective Date; Expiration Date of Plan

     The Plan shall become effective upon adoption by the Company's Board of Directors and approval by the stockholders of the Company in a manner which complies with both Rule 16b-3 under the Exchange Act and Section 422(b) (1) of the Code and the Treasury Regulations thereunder. The expiration date of the Plan, after which no option may be granted hereunder, shall be the tenth anniversary of the later of (i) adoption of the Plan by the Board of Directors or (ii) the approval of the Plan by the stockholders of the Company pursuant to the previous sentence.

                                  ARTICLE XVIII
                       Amendment or Discontinuance of Plan

     The Board may, without the consent of the optionees under the Plan, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect options theretofore granted hereunder without the optionee's consent. Notwithstanding the above, the approval of the stockholders of the Company will be required for any amendment which (i) materially changes the requirements as to eligibility for participation in the Plan, as specified in ARTICLE IV, (ii) materially increases (unless pursuant to ARTICLE X) the maximum number of shares subject to Options granted under the Plan, as specified in ARTICLE III, or (iii) materially increases the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 under the Securities Act.